THE PANTRY, INC.

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT


            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of April 30, 1999 and entered into by and among THE PANTRY, INC., a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), FIRST UNION NATIONAL BANK, as administrative agent for Lenders (in such capacity, the "Administrative Agent"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent for Lenders (in such capacity, the "Syndication Agent"), and NATIONSBANK, N.A., as documentation agent for Lenders (in such capacity, the "Documentation Agent"), and, for purposes of Section 5 hereof, the Credit Support Parties (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of January 28, 1999 (the "Credit Agreement"), by and among Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Company has commenced an initial public offering (the "IPO") of shares of the Common Stock of Company and Company desires (1) to use not more than $17,500,000 of the net Cash proceeds from such IPO (the "Net IPO Proceeds") to redeem Company Preferred Stock and to use not more than $7,000,000 of such proceeds to pay accrued dividends thereon, (2) to use not more than $19,000,000 of the Net IPO Proceeds to voluntarily prepay all Acquisition Term Loans outstanding as of the close of the IPO and to increase the Acquisition Term Loan Commitments by the amount of Acquisition Term Loans so prepaid so as to permit Company to borrow the original $50,000,000 available under the Acquisition Term Loan Commitments after such repayment, and (3) to retain up to $50,500,000 of the remaining amount of Net IPO Proceeds (the "Retained IPO Proceeds") for the purpose of making Permitted Acquisitions during the nine-month period after the close of the IPO; and

            WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) permit the transactions described above, (ii) amend certain of the defined terms contained therein, (iii) amend certain of the financial covenants contained therein and (iv) make certain other amendments as set forth below:

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

      1.1   Amendments to Section 1:  Provisions Relating to Defined Terms

            A. Amendments to Existing Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions "Acquisition Term Loan Commitment Termination Date" and "Acquisition Term Notes" in their entirety and substituting the following therefor:

            "'Acquisition Term Loan Commitment Termination Date' means the date which is the two-year anniversary of the First Amendment Effective Date.

            'Acquisition Term Notes' means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(a) on the Effective Date or on the First Amendment Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Acquisition Term Loan Commitments or Acquisition Term Loans of any Lenders, in each case substantially in the form of
      Exhibit IV annexed hereto, as they may be amended, supplemented or otherwise modified from time to time."

            B. Addition of New Definitions. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "'First Amendment Effective Date' means the date on which that certain First Amendment to Credit Agreement dated as of April 30, 1999 by and among Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent becomes effective in accordance with its terms, which date shall be specified in a written notice from Administrative Agent to Company and Lenders and shall be no later than July 15, 1999.

            'IPO' means the initial public offering of common stock of Company.

            'Net IPO Proceeds' means the Cash proceeds (net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith) from the issuance of the common stock of Company pursuant to the IPO.

            'Retained IPO Proceeds' has the meaning assigned to that term in subsection 2.4B(iii)(b)."

      1.2   Amendments to Section 2: Amounts and Terms of Commitments and
            Loans

            A. Acquisition Term Loans. Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "(i) Acquisition Term Loans. Each Lender having an Acquisition Term Loan Commitment severally agrees, subject to the provisions set forth in subsection 7.7(vi), to lend to Company from time to time during the period from and after the earlier to occur of (i) Company's delivery of an Officers' Certificate to Administrative Agent certifying that Company has utilized or will utilize, together with the proceeds of any requested borrowing of Acquisition Term Loans, all of the Retained IPO Proceeds for Permitted Acquisitions or (ii) Company's delivery of an Officers' Certificate pursuant to subsection 6.1(xix) on the nine-month anniversary of the First Amendment Effective Date and the occurrence of the related prepayment of Loans and/or permanent reduction of Revolving Loan Commitments and/or Acquisition Term Loan Commitments required pursuant to subsection 2.4B(iii)(b), to but excluding the Acquisition Term Loan Commitment Termination Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Acquisition Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Acquisition Term Loan Commitment as of the First Amendment Effective Date is set forth opposite its name on Schedule 2.1 annexed hereto (as amended on the First Amendment Effective Date) and the aggregate amount of the Acquisition Term Loan Commitments as of the First Amendment Effective Date is $50,000,000; provided that the Acquisition Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Acquisition Term Loan Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Acquisition Term Loan Commitment of any Lender shall be reduced from time to time by the amount of any Acquisition Term Loan made by such Lender and shall be further reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Acquisition Term Loan Commitment shall expire on the Acquisition Term Loan Commitment Termination Date and all outstanding Acquisition Term Loans on such date shall be repaid in accordance with subsection 2.4A. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed."

            B. Scheduled Payments of Acquisition Term Loans. Subsection 2.4A(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "(i) Scheduled Payments of Acquisition Term Loans. Company shall make principal payments on the Acquisition Term Loans in installments on each January 31, April 30, July 31 and October 31, commencing on July 31, 2001, in an amount equal to 9.0%, or 10.0% with respect to the installment payable on January 31, 2004, of the aggregate amount of the Acquisition Term Loans outstanding on the Acquisition Term Loan Commitment Termination Date; provided that the scheduled installments of principal of the Acquisition Term Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Acquisition Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Acquisition Term Loans and all other amounts owed hereunder with respect to the Acquisition Term Loans shall be paid in full no later than January 31, 2004, and the final installment payable by Company in respect of the Acquisition Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Acquisition Term Loans."

            C. Prepayments and Reductions Due to Issuance of Equity Securities. Subsection 2.4B(iii)(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

            "(b) Prepayments and Reductions Due to Issuance of Equity Securities. No later than the first Business Day after the date of receipt by Company of the Cash proceeds (any such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being "Net Securities Proceeds") from the issuance of any equity Securities of Company after the Effective Date (other than issuances of equity to management employees pursuant to agreements or stock option plans permitted under subsection 7.11), Company shall prepay the Loans and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Net Securities Proceeds; provided, however, that, in the event Company voluntarily prepays all of the Acquisition Term Loans outstanding immediately prior to the First Amendment Effective Date from the Net IPO Proceeds pursuant to subsection 2.4B(i), the remaining Net IPO Proceeds received by Company shall be excluded from the requirements of this subsection 2.4B(iii)(b) to the extent: (1) not more than $24,500,000 of such Net IPO Proceeds are used for the redemption of not more than $17,500,000 of Preferred Stock and the payment of approximately $7,000,000 of accrued dividends thereon, in each case within five (5) Business Days of the First Amendment Effective Date as permitted under subsection 7.5; and (2) after such voluntary prepayment of Acquisition Term Loans and redemption of Preferred Stock and payment of dividends thereon from such Net IPO Proceeds, the remaining amount of Net IPO Proceeds are retained for the exclusive purpose of making Permitted Acquisitions (the "Retained IPO Proceeds") during the nine-month period after the First Amendment Effective Date; provided that the aggregate amount of such Retained IPO Proceeds shall not exceed $50,500,000, and in the event that the aggregate amount of such Net IPO Proceeds less the amount of Net IPO Proceeds applied in accordance with the preceding clauses (1) and (2) exceeds $50,500,000, then Company shall prepay the Loans and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be permanently reduced in an aggregate amount equal to such excess amount in accordance with subsection 2.4B(iv)(b); provided, further that pending application of such Retained IPO Proceeds to the making of Permitted Acquisitions, such Retained IPO Proceeds shall be held in an interest bearing blocked account with Administrative Agent (the "Blocked Account") and such Retained IPO Proceeds shall only be released by Administrative Agent to Company (i) upon Company's delivery of an Officers' Certificate to Administrative Agent certifying that such Retained IPO Proceeds will be applied by Company, immediately upon such release, to the making of a Permitted Acquisition or (ii) upon the nine-month anniversary of the First Amendment Effective Date; and provided, further that on such nine-month anniversary Company shall prepay the Loans and/or the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments shall be permanently reduced in an aggregate amount equal to such unused portion of such Retained IPO Proceeds in accordance with subsection 2.4B(iv)(b)."

      1.3   Amendments to Section 6:  Company's Affirmative Covenants

            A. Monthly Financials. Subsection 6.1 of the Credit Agreement is hereby amended by deleting clause (i) of such subsection 6.1 in its entirety and substituting the following therefor:

            "(i)  [INTENTIONALLY OMITTED]"

            B. Retained IPO Proceeds Certificate. Subsection 6.1 of the Credit Agreement is hereby further amended by (a) deleting the reference to "and" immediately after clause (xviii) of such subsection 6.1, (b) renumbering clause
(xix) as the new clause (xx) of such subsection 6.1, and (c) adding as the new clause (xix) of such subsection 6.1 the following:

            "(xix) Retained IPO Proceeds Certificate: on the nine-month anniversary of the First Amendment Effective Date, an Officers' Certificate summarizing in reasonable detail the uses of the Retained IPO Proceeds during the prior nine-month period and the amount of any unutilized Retained IPO Proceeds as of the nine-month anniversary of the First Amendment Effective Date; and"

      1.4   Amendments to Section 7:  Company's Negative Covenants

            A. Restricted Junior Payments. Subsection 7.5 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  "7.5  Restricted Junior Payments.

                  Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (i) Company may make regularly scheduled payments of interest in respect of the Senior Subordinated Notes and of any Subordinated Indebtedness issued in accordance with subsection 7.1(vii) hereof in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the Senior Subordinated Indenture or the indenture pursuant to which such other Subordinated Indebtedness is issued, as the case may be, in each case, as such indenture may be amended from time to time to the extent permitted under subsection 7.14B, (ii) Company may make Restricted Junior Payments pursuant to and in accordance with stock option plans, stock purchase plans or other benefit plans for management or employees of Company or any Subsidiary including the redemption or purchase of shares of common stock of Company held by former employees of Company or any Subsidiary following the termination of their employment, in an amount not to exceed $500,000 (net of any amounts received by Company after the Effective Date and prior to making such Restricted Junior Payment from the issuance of additional shares of its common stock to members of management or employees of Company and its Subsidiaries), and (iii) subject to subsection 2.4B(iii)(b), Company may use (x) not more than $17,500,000 of the Net IPO Proceeds to redeem Company Preferred Stock within five (5) Business Days of the First Amendment Effective Date and (y) not more than $7,000,000 of the Net IPO

      Proceeds to pay the accrued dividends on such Company Preferred Stock within five (5) Business Days of the First Amendment Effective Date."

            B. Minimum Consolidated Pro Forma Leverage Ratio. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and substituting the following therefor:

                                              Maximum Consolidated Pro
                   "Period                      Forma Leverage Ratio
                   -------                      ---------------------
As of the last day of the  second,  third and
fourth Fiscal Quarters in Fiscal Year 1999            4.75:1.00

As of the last day of each Fiscal  Quarter in
Fiscal Year 2000                                      4.75:1.00

As of the last day of each Fiscal  Quarter in
Fiscal Year 2001                                      4.25:1.00

As of the last day of each Fiscal  Quarter in
Fiscal Year 2002                                      4.00:1.00

As of the last day of each Fiscal  Quarter in
Fiscal Year 2003                                      3.50:1.00

As of the last day of each Fiscal  Quarter in
Fiscal  Year 2004,  and as of the last day of
each Fiscal Quarter thereafter                       3.25:1.00"

            C. Restriction on Fundamental Changes; Asset Sales and Acquisitions. Subsection 7.7 of the Credit Agreement is hereby amended by deleting the "." at the end of clause (vii) of such subsection 7.7 and substituting the following therefor:

            "; and

            (viii) Company may amend its Certificate of Incorporation (x) to authorize the issuance of "blank check" preferred stock of Company and (y) to create and issue classes or series of preferred stock pursuant thereto; provided that any class or series of preferred stock issued under such authorized "blank check" preferred stock shall be in form and substance satisfactory to Requisite Lenders."


            D. Consolidated Capital Expenditures. Subsection 7.8 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and substituting the following therefor:

                                             Maximum Consolidated
                  "Period                    Capital Expenditures
                  -------                    --------------------
Fiscal Year 1999                                  $46,000,000

Fiscal Year 2000 and each
Fiscal Year thereafter                            $40,000,000"

      1.5   Substitution of Schedule

            Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new
Schedule 2.1 in the form of Annex A annexed hereto.

Section 2.  CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions, which shall be specified in a written notice from Administrative Agent to Company and Lenders, being referred to herein as the "First Amendment Effective Date"):

            A. Company Documents. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

            1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the new Acquisition Term Notes (the "New Notes"), substantially in the form of Annex B annexed hereto, drawn to the order of each applicable Lender and with appropriate insertions, such resolutions certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

            2. Signature and incumbency certificates of its officers executing this Amendment and the New Notes; and

             3. Executed copies of this Amendment and the New Notes.

            B. Execution of Amendment by Lenders; Exchange of Existing Acquisition Term Notes. On or before the First Amendment Effective Date, all Lenders shall have executed and delivered copies of this Amendment to Administrative Agent. On or before the First Amendment Effective Date, each Lender holding an outstanding Acquisition Term Note (each an "Existing Note" and collectively the "Existing Notes") shall have delivered to Administrative Agent its Existing Note for cancellation and, promptly upon receipt, Administrative Agent shall cancel all Existing Notes. Promptly after receipt of the duly executed New Notes, Administrative Agent shall deliver such New Notes to the applicable Lenders.

            C. IPO and Net IPO Proceeds. On or before the First Amendment Effective Date, Company shall have consummated the IPO and received not less than $65,000,000 in Net IPO Proceeds from the IPO and Administrative Agent shall have received an Officers' Certificate, in form and substance reasonably satisfactory to Agents, to such effect and (i) in the event Company has applied Net IPO Proceeds to the voluntary prepayment of all outstanding Acquisition Term Loans pursuant to subsection 2.4B(i), together with accrued and unpaid interest thereon, Company shall deposit the Retained IPO Proceeds in a blocked account with Administrative Agent and (ii) in the event Company has not applied the Net IPO Proceeds to the voluntary prepayment of the outstanding Acquisition Term Loans, the Net IPO Proceeds shall be applied to the mandatory prepayment of the Loans and/or the permanent reduction of the Revolving Loan Commitments and/or the Acquisition Term Loan Commitments as required pursuant to subsection 2.4B(iii)(b) of the Credit Agreement.

            D. Legal Opinions. On or before the First Amendment Effective Date, Lenders shall have received originally executed copies of one or more favorable written opinions of counsel for Company, substantially in the form of Annex C annexed hereto, dated as of the First Amendment Effective Date, and as to such other matters as Agents acting on behalf of Lenders may reasonable request.

            E. Fees. On or before the First Amendment Effective Date, Company shall pay (x) to each Lender which executes and delivers this Amendment on or before the First Amendment Effective Date an amendment fee equal to 0.100% of the sum of such Lender's Tranche A Term Loan Exposure, Tranche B Term Loan Exposure, Acquisition Term Loan Exposure (after giving effect to this Amendment) and Revolving Loan Exposure, all such amendment fees to be paid to Administrative Agent for distribution to Lenders, and (y) to each Agent such fees as have been agreed upon in writing among Agents and Company.

            F. Other Proceedings. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agents, acting on behalf of Lenders, shall be reasonably satisfactory in form and substance to Agents, and Agents shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

Section 4.  COMPANY'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

            A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment, to issue the New Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the New Notes.

            B. Authorization of Agreements. The execution and delivery of this Amendment and the New Notes, the performance of the Amended Agreement and the New Notes and the payment of the New Notes have been duly authorized by all necessary corporate action on the part of Company.

            C. No Conflict. The execution and delivery by Company of this Amendment and the New Notes and the performance by Company of the Amended Agreement and the New Notes do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and disclosed in writing to Lenders.

            D. Governmental Consents. The execution and delivery by Company of this Amendment and the New Notes and the performance by Company of the Amended Agreement and the New Notes do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            E. Binding Obligation. This Amendment, the New Notes and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 5.  ACKNOWLEDGEMENT AND CONSENT

            Company is a party to a Collateral Account Agreement and a certain Company Security Agreement, Company Pledge Agreement, Company Trademark Security Agreement and Mortgages pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is a party to a Subsidiary Guaranty and certain Subsidiary Security Agreements, Subsidiary Pledge Agreements, Subsidiary Trademark Security Agreements and Mortgages pursuant to which such Subsidiary Guarantors have (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Subsidiary Guarantors under the Subsidiary Guaranty. Company and Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guaranty and all such Collateral Documents referred to above are collectively referred to herein as the "Credit Support Documents".

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company and the Subsidiary Guarantors now or hereafter existing under or in respect of the Amended Agreement. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of Company under the New Notes.

            Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 6.  MISCELLANEOUS

            A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                 THE PANTRY, INC.


                                 By: /s/ William T. Flyg
                                     ------------------------------------
                                 Title: Senior Vice President/Finance/Secretary
                                     ----------------------------------

                                 LIL' CHAMP FOOD STORES, INC.,
                                 as a Credit Support Party


                                 By: /s/ William T. Flyg
                                    ---------------------------------------
                                 Title: Executive Vice President/Assistant
                                        Secretary
                                       ------------------------------------

                                 SANDHILLS, INC.,
                                 as a Credit Support Party


                                 By: /s/ William T. Flyg
                                    --------------------------------------
                                 Title: Vice President
                                       -----------------------------------


                                 GLOBAL COMMUNICATIONS, INC.,
                                 as a Credit Support Party


                                 By: /s/ William T. Flyg
                                    ---------------------------------------
                                 Title: Vice President & Secretary
                                       ------------------------------------


                                 MILLER ENTERPRISES, INC.,
                                 as a Credit Support Party


                                 By: /s/ William T. Flyg
                                    --------------------------------------
                                 Title: Executive Vice President
                                       -----------------------------------

                                 AUCILLA PROPERTIES, INC.,
                                 as a Credit Support Party


                                 By: /s/ William T. Flyg
                                    ---------------------------------------
                                 Title: Assistant Secretary
                                       ------------------------------------


                                 PENINSULAR PETROLEUM COMPANY,
                                 as a Credit Support Party


                                 By: /s/ William T. Flyg
                                    --------------------------------------
                                 Title: Assistant Secretary
                                       -----------------------------------

LENDERS:

                                 FIRST UNION NATIONAL BANK, individually
                                 and as Administrative Agent



                                 By: /s/ Mark B. Felker
                                    --------------------------------------
                                 Title: Senior Vice President
                                       -----------------------------------


                                 CANADIAN IMPERIAL BANK OF COMMERCE, as
                                 Syndication Agent



                                 By:  /s/ Katherine Bass
                                     -------------------------------------
                                 Title: Authorized Signatory
                                        ----------------------------------

                                 CIBC INC., as a Lender



                                 By:  /s/ Katherine Bass
                                     -------------------------------------
                                 Title: Executive Director
                                        ----------------------------------

                                 NATIONSBANK, N.A.,
                                 individually and as Documentation Agent



                                 By:  /s/ David H. xxxx
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------


                                 ROYAL BANK OF CANADA,
                                 as a Lender



                                 By:  /s/ Mxxxx
                                     --------------------------------------
                                 Title: Senior Manager
                                        -----------------------------------

                                 CREDIT LYONNAIS NEW YORK BRANCH,
                                 as a Lender



                                 By:  /s/
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------


                                 THE PROVIDENT BANK,
                                 as a Lender


                                 By:  /s/ D. E. O'Grady
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                 UNION BANK OF CALIFORNIA, N.A.,
                                 as a Lender



                                 By:  /s/ J. William Bloore
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                 WELLS FARGO BANK, N.A.,
                                 as a Lender


                                 By:  /s/ Kevin McKlee
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------


                                 COMPAGNIE FINANCIERE DE CIC ET
                                 DE L' UNION EUROPEENNE, as a Lender


                                 By:  /s/ Anthony Rock
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                 By:  /s/ Marcus Edwards
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------
                                 REPUBLIC NATIONAL BANK OF MIAMI,
                                 as a Lender



                                 By:
                                     --------------------------------------
                                 Title:
                                        -----------------------------------


                                 DRESDNER BANK, AG, NEW YORK AND GRAND
                                 CAYMAN BRANCHES, as a Lender



                                 By:  /s/ John W. Sweeney
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                 By:  /s/ Thomas J. Nadramia
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                    KZH CYPRESSTREE-1 LLC,
                                    as a Lender


                                 By:
                                     --------------------------------------
                                 Title:
                                        -----------------------------------


                                 NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender

                                 By:   CypressTree Investment Management
                                 Company, Inc., as Portfolio Manager



                                 By:   Catherine J. McDermott
                                     --------------------------------------
                                 Title: Principal
                                        -----------------------------------


                                 CYPRESSTREE INVESTMENT FUND, LLC,
                                 as a Lender

                                 By:   CypressTree Investment Management
                                 Company, Inc., its Managing Member



                                 By:  Catherine J. McDermott
                                     --------------------------------------
                                 Title: Principal
                                        -----------------------------------

                                 CYPRESSTREE INSTITUTIONAL FUND, LLC, as a
                                 Lender

                                 By:   CypressTree Investment Management
                                 Company, Inc., its Managing Member



                                 By:  Catherine J. McDermott
                                     --------------------------------------
                                 Title: Principal
                                        -----------------------------------

                                 KZH CNC LLC, as a Lender



                                 By:
                                     --------------------------------------
                                 Title:
                                        -----------------------------------


                                 MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                 INC., as a Lender



                                 By:  /s/ George D. Pelose
                                     --------------------------------------
                                 Title: Authorized Signatory
                                        -----------------------------------

                                 MERRILL LYNCH PRIME RATE PORTFOLIO, as a
                                 Lender

                                 By:   Merrill Lynch Asset Management, L.P.,
                                       as Investment Advisor



                                 By:  /s/ George D. Pelose
                                     --------------------------------------
                                 Title: Authorized Signatory
                                        -----------------------------------

                                 MORGAN STANLEY DEAN WITTER PRIME INCOME
                                 TRUST, as a Lender


                                 By:  /s/ Sheila A. Finnerty
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                 VAN KAMPEN SENIOR FLOATING RATE FUND, as a Lender



                                 By:  /s/ Lisa M. Mincheski
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                 VAN KAMPEN PRIME RATE INCOME
                                 TRUST, as a  Lender



                                 By:  /s/ Lisa M. Mincheski
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                 INDOSUEZ CAPITAL FUNDING IIA, LIMITED, as a Lender


                                 By:   Indosuez Capital, as Portfolio Advisor



                                 By:  /s/ Melissa Mana
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------


                                 INDOSUEZ CAPITAL FUNDING III, LIMITED, as a Lender

                                 By:   Indosuez Capital, as Portfolio Advisor



                                 By:  /s/ Melissa Mana
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------



                                 INDOSUEZ CAPITAL FUNDING IV, L.P.,
                                 as a Lender

                                 By:   Indosuez Capital, as Portfolio Advisor



                                 By:  /s/ Melissa Mana
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------

                                 ALLIANCE INVESTMENT OPPORTUNITIES FUND,
                                 L.L.C., as a Lender

                                 By:   ALLIANCE INVESTMENT
                                       OPPORTUNITIES MANAGEMENT,
                                       L.L.C., as Managing Member

                                 By:   ALLIANCE CAPITAL MANAGEMENT
                                       L.P., as Managing Member

                                 By:   ALLIANCE CAPITAL MANAGEMENT
                                       CORPORATION, as General Partner



                                 By:  /s/ L. I. Savitri Alex
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------


                                 OAK MOUNTAIN LIMITED,
                                 as a Lender

                                 By:   Alliance Capital Management L.P.,
                                       as Investment Manager

                                 By:   Alliance Capital Management
                                       Corporation, as General Partner



                                 By:  /s/ L. I. Savitri Alex
                                     --------------------------------------
                                 Title: Vice President
                                        -----------------------------------


                                 ELC (CAYMAN) LTD.,
                                 as a Lender



                                 By:  /s/ Thomas
                                     --------------------------------------
                                 Title: Managing Director
                                        -----------------------------------

                                 ATHENA CDO, LIMITED, as a Lender

                                 By:   Pacific Investment Management Company,
                                       as its investment advisor

                                 By:   PIMCO Management Inc., a general
                                       partner



                                 By:  /s/ Mohan V. Phansalkar
                                     --------------------------------------
                                 Title: Senior Vice President
                                        -----------------------------------


                                 CAPTIVA III FINANCE, LTD., as a Lender,
                                 as advised by Pacific Investment
                                 Management Company



                                 By:
                                     --------------------------------------
                                 Title:
                                        -----------------------------------


                                 DELANO COMPANY, as a Lender

                                 By:   Pacific Investment Management Company,
                                       as its investment advisor

                                 By:   PIMCO Management Inc., a general
                                       partner



                                 By:  /s/ Mohan V. Phansalkar
                                     --------------------------------------
                                 Title: Senior Vice President
                                        -----------------------------------


                                 STEIN ROE & FARNHAM INCORPORATED,
                                 as Agent for KEYPORT LIFE INSURANCE
                                 COMPANY, as a Lender



                                 By:
                                     --------------------------------------
                                 Title:
                                        -----------------------------------

                                 STEIN ROE FLOATING RATE LIMITED LIABILITY
                                 COMPANY, as a Lender



                                 By:
                                     --------------------------------------
                                 Title:
                                        -----------------------------------


                                 HIGHLAND CAPITAL MANAGEMENT,
                                 as a Lender



                                 By:
                                     --------------------------------------
                                 Title:
                                        -----------------------------------


                                 CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                 Lender



                                 By:
                                     --------------------------------------
                                 Title:
                                        -----------------------------------